UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa	001-34700	42-0935283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa		50021
(Address of principal executive Offices)		(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2012, Casey’s General Stores, Inc. (the “Company”) entered into an Amendment to Employment Agreement (the “Amendment”) with Robert J. Myers, President and Chief Executive Officer. Mr. Myers has been serving as President and Chief Executive Officer of the Company under the terms of an Employment Agreement dated April 16, 2010 (the “Prior Agreement”, which is described in the Form 8-K filed on April 21, 2010), under which Mr. Myers’ term of employment was scheduled to expire on April 30, 2013.

The Amendment generally provides for the continued employment of Mr. Myers as President and Chief Executive Officer through April 30, 2015 (the “Term”) under the terms of the Prior Agreement. The Amendment also provides that the retirement benefit payable to Mr. Myers (or his spouse, in the event of his death) under the Prior Agreement, in the amount of $330,000 per year, shall be paid in monthly installments commencing on January 1 of the year following Mr. Myers’ separation from service, and continuing for a period of ten years thereafter or until the death of Mr. Myers and his spouse, if earlier. All other provisions of the Prior Agreement remain in effect.

In connection with the extension of the term of the Prior Agreement, the Compensation Committee of the Board of Directors of the Company approved the execution of an Amendment to Restricted Stock Award Agreement (the “RSU Amendment”), also effective as of December 18, 2012. The RSU Amendment modifies the vesting provision in a June 8, 2012 award agreement with Mr. Myers (relating to an award of 5,649 restricted stock units that vest on June 8, 2015) to allow vesting following Mr. Myers’ retirement from employment.

The foregoing summary of the Amendment and the RSU Amendment is a general description only and is qualified in its entirety by reference to the full text of the Amendment and the RSU Amendment which are filed as Exhibits 99.1 and 99.2 to this Current Report, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: December 19, 2012	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description

99.1	Amendment to Employment Agreement with Robert J. Myers, dated December 18, 2012

99.2	Amendment to Restricted Stock Units Agreement with Robert J. Myers, dated December 18, 2012

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